QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.13

CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 6, 2003 in the Registration Statement (Form S-3 No. 333-98975) and related prospectus supplement of Harley-Davidson Motorcycle Trust 2003-3 dated August 6, 2003.

                      /s/ ERNST & YOUNG LLP

Chicago, Illinois
August 6, 2003

QuickLinks

  Exhibit 23.13
CONSENT OF INDEPENDENT AUDITORS